SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                 -----------------------------------------------

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 26, 1998


                          OCWEN ASSET INVESTMENT CORP.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



   VIRGINIA                       000-22389                     65-0736120
(STATE OR OTHER                  (COMMISSION                 (I.R.S. EMPLOYER
  JURISDICTION                   FILE NUMBER)                IDENTIFICATION NO.)
OF INCORPORATION)


                              THE FORUM, SUITE 1000
         1675 PALM BEACH LAKES BOULEVARD, WEST PALM BEACH, FLORIDA 33401
                     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)


                                 (561) 681-8000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



                                       N/A
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



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                             EXHIBIT INDEX ON PAGE 4
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ITEM 5.  OTHER EVENTS

The news release of Ocwen Asset Investment Corp. dated January 26, 1998, regarding its financial results for the three month period ended December 31, 1997 and the period of May 19, 1997 through December 31, 1997, including consolidated financial statements for the three month period ended December 31, 1997 and the period of May 19, 1997 through December 31, 1997, are attached and filed herewith as Exhibit 99.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

    (c)           Exhibits

                  The following exhibit is filed as part of this report:

                  (99) News release of Ocwen Asset Investment Corp. dated January 26, 1998.





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




                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                       OCWEN ASSET INVESTMENT CORP.
                       (Registrant)


                       By: /s/ Mark S. Zeidman
                       -----------------------------------------------------
                               Mark S. Zeidman
                               Senior Vice President and Chief Financial Officer



Date:   January 28, 1998



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


                                INDEX TO EXHIBIT



Exhibit No.  Description                                                    Page
-----------  -----------                                                    ----

    99       News release of Ocwen Asset Investment Corp. dated              5
             January 26, 1998 regarding its financial results for the three month period ended December 31, 1997 and the period of May 19, 1997 through December 31,
             1997.




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